                         MASTER CONTRIBUTION AGREEMENT

         MASTER CONTRIBUTION AGREEMENT, dated as of November 16, 2001 (this "Agreement"), by and between American Business Financial Services, Inc., as owner and contributor ("Contributor") and ABFS REPO 2001, Inc., as Company ("Company").

         Contributor holds 100% ownership interest in Company. Contributor intends to contribute to the capital of Company, from time to time, certain Loans (the "Contributed Assets") in accordance with the terms hereof (with respect to the Contributed Assets contributed on any such date, each a "Closing Date"). Each of Contributor and Company has duly authorized the execution, delivery and performance of this Agreement for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

         In consideration of the mutual agreements herein contained, Contributor and Company agree as follows:

         1. All capitalized terms not defined herein shall have the meanings assigned to them in the Master Repurchase Agreement, dated as of November 16, 2001, between Company and Credit Suisse First Boston Mortgage Capital LLC ("Buyer"), as amended by Annex I thereto (as may be further amended, restated or modified from time to time, the "Repurchase Agreement").

         2. On the second Business Day preceding each Closing Date, Company shall deliver a Transaction Notice in accordance with the provisions of the Repurchase Agreement. Contributor hereby agrees that the Purchased Securities identified in each such Transaction Notice shall be Contributed Assets hereunder. On each Closing Date, Contributor shall execute and deliver to the Buyer or its agent a Confirmation of Contribution in substantially the form of
Exhibit 1 hereto (or in the form of Annex 3 of the Custody Agreement) with respect to the related Contributed Assets, whereby Contributor shall contribute to the capital of, assign, transfer, set over and otherwise convey to Company, without recourse, all of the right, title and interest in, to and under such Contributed Assets, including without limitation all amounts distributable in respect of such Contributed Assets payable after such Closing Date; provided, however, that notwithstanding the failure of Contributor to execute such Confirmation of Contribution, if a Transaction is entered into pursuant to the Repurchase Agreement, the contribution of the related Purchased Securities shall be conclusively deemed to have occurred on the initial Purchase Date of such Purchased Securities. In accordance with the terms of the Repurchase Agreement, Contributor agrees to remit, or cause to be remitted, to Buyer or the Custodian, as appropriate, immediately upon receipt thereof, any amount in respect of any Contributed Asset distributed directly to or otherwise received by Contributor after the related Closing Date.

         3. The parties hereto acknowledge that Company intends to sell and transfer the Contributed Assets to Buyer pursuant to the terms of the Repurchase Agreement. Accordingly, Company hereby instructs Contributor to deliver the Contributed Assets directly to Buyer, or its designee, as designee of Company, in accordance with the terms and provisions of the Repurchase Agreement and the Custody Agreement.

         4. It is intended that the conveyance of the Contributed Assets by Contributor to Company as provided hereby be, and be construed as, an absolute contribution of the Contributed Assets to the capital of Company by Contributor. Furthermore, it is not intended that such conveyance be deemed a pledge of such Contributed Assets by Contributor to Company to secure a debt or other obligation of Contributor. However, in the event that, notwithstanding the intent of the parties, such Contributed Assets are held to be property of Contributor, or if for any reason this Agreement is held or deemed to create a security interest in such Contributed Assets, then it is intended that:

                  (a) this Agreement shall also be deemed a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction;

                  (b) the conveyance provided for in this Section shall be deemed to be a grant by Contributor to Company of a security interest in all of Contributor's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired in, to and under the Contributed Assets, and all payments and other distributions thereon after the Closing Date, and all proceeds of the foregoing;

                  (c) the possession by Company (or any subsequent assignee, including, without limitation, Buyer) or its agent of the Contributed Assets or such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Sections 9-313, 8-313 or 8-321 thereof); and

                  (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of Company (or any subsequent assignee, including, without limitation, the Custodian) for the purpose of perfecting such security interest under applicable law.

         Contributor shall take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in such Contributed Assets and other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the

Repurchase Agreement; provided, however, that absent notice from Buyer to the contrary, Contributor shall be conclusively deemed to have satisfied the provisions of this paragraph as to any Contributed Asset that is subject to a Transaction (as such term is defined in the Repurchase Agreement) if with respect to such Contributed Asset, Contributor has performed all of Contributor's obligations as set forth in the Repurchase Agreement and the Custody Agreement as the same may be amended from time to time.

         5. Contributor hereby covenants and agrees that:

                  (a) It will pay from its own funds and assets (and not Company's) all obligations and indebtedness incurred by it.

                  (b) It will not conduct its business in the name of Company.

                  (c) It will not operate or purport to operate as an integrated, single economic unit with respect to Company or seek or obtain credit or incur any obligation to any third party based on the assets of Company or induce any such third party to reasonably rely on the creditworthiness of Company in connection therewith.

                  (d) The accounting records of Contributor will disclose the effect of the transactions contemplated hereby in accordance with statutory accounting practices and relevant pronouncements.

                  (e) Immediately prior to its transfers provided for herein, Contributor had good title to, and was the sole owner of, each Contributed Asset, free and clear of any pledge, lien, encumbrance or security interest.

         6. With respect to each Contributed Asset, Contributor hereby makes all of the applicable representations and warranties set forth in Appendix A to the Custody Agreement as of the related Closing Date and the date the Loan File, as applicable, is delivered to the Custodian in accordance with the Custody Agreement. Contributor hereby acknowledges that Buyer is relying upon the representations, warranties and covenants made by it in this Agreement, the Repurchase Agreement and the Custody Agreement, and agrees that Buyer and its successors and assigns are entitled to enforce the remedies for a breach of such representations, warranties and covenants directly against Contributor. In addition, Contributor agrees to make the representations and warranties set forth in Appendix A to the Custody Agreement as of the "cut-off date" of the securitization or whole loan sale of the related Loans by Seller or Buyer, as applicable; provided, however, that to the extent that Contributor has at the time of such securitization or whole loan sale actual knowledge of any facts or circumstances that would render any of such representations and warranties materially false, Contributor shall have no obligation to make such materially false representation and warranty.

         7. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. Buyer is an intended third party beneficiary of this Agreement, entitled to enforce the provisions hereof as if a party hereto.

         8. Except as provided herein, any notice required or permitted by this Agreement shall be in writing and shall be effective and deemed delivered only when received by the party to which it is sent; provided, however, that a facsimile transmission shall be deemed to be received when transmitted so long as the transmitting machine has provided an electronic confirmation (without error message) of such transmission. Any such notice shall be sent to a party at the address or facsimile transmission number set forth below:

                  if to Contributor,

                           American Business Financial Services, Inc.
                           Balapointe Office Centre
                           111 Presidential Blvd, Suite 127
                           Bala Cynwyd, Pennsylvania 19004
                           Attention: Jeffrey M. Ruben
                           Telephone: (610) 617-5562
                           Facsimile: (610) 668-4164

                  if to Company,

                           ABFS REPO 2001, Inc.
                           Balapointe Office Centre
                           111 Presidential Blvd, Suite 127
                           Bala Cynwyd, Pennsylvania 19004
                           Attention: Jeffrey M. Ruben
                           Telephone: (610) 617-5562
                           Facsimile: (610) 668-4164

         9. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICT OF LAWS PROVISIONS THEREOF, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         10. Neither this Agreement nor any term hereof may be changed, waived discharged or terminated except by a writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought. This Agreement may not be amended without the express written consent of Buyer. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original, and which taken together shall constitute one and the same instrument.

         11. This Agreement shall remain in full force and effect until the Termination Date of the Repurchase Agreement.

         IN WITNESS WHEREOF, Contributor and Company have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                       AMERICAN BUSINESS FINANCIAL
                                         SERVICES, INC.

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                       ABFS REPO 2001, INC.

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

         EXHIBIT 1

         FORM OF CONFIRMATION OF CONTRIBUTION

                  On this ____ day of _________ __, ___, American Business Financial Services, Inc. (the "Contributor") as the Contributor under that certain Contribution Agreement, dated as of November 16, 2001 (the "Agreement") does hereby transfer, assign, set over and convey, as a capital contribution, to ABFS REPO 2001, Inc. (the "Company") as Company under the Agreement, without recourse, but subject to the terms of the Agreement, all rights, title and interest of the Contributor in and to the Contributed Assets listed on the Contributed Asset Schedule attached hereto together with the related files and all rights and obligations arising under the documents contained therein.

                  The Contributor confirms to the Company that the covenants set forth in Section 5 of the Agreement are true and correct as of the date hereof.

                  Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.


                                       AMERICAN BUSINESS FINANCIAL
                                         SERVICES, INC.

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title: